Exhibit 10.15(l)

AMENDMENT NO. 1

to the A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S

And

Republic Airways Holdings Inc.

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Amendment No. 1

This Amendment No. 1 (the “Amendment”) is entered into as of January 10, 2013, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and Republic Airways Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268 USA (the “Buyer” and together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320 family aircraft, which, together with all Exhibits, Appendixes and Letter Agreements attached thereto is hereinafter called the “Agreement”;

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

Now, therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Seller and Buyer agree as follows:

1.	DEFINITIONS

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Amendment.

2.	LETTER AGREEMENT NO. 1

Paragraph 2.2 of Letter Agreement No. 1 is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.2	*****

UNQUOTE

3.	LETTER AGREEMENT NO. 2

3.1	Paragraph 5 of Letter Agreement No. 2 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

UNQUOTE

3.2	Paragraph 6.2 of Letter Agreement No. 2 is deleted in its entirety and replaced with the following quoted text

QUOTE

6.2	*****

UNQUOTE

3.3	Part 1, Paragraph 1 of Appendix 1 to Letter Agreement No. 2 is revised to read as follows:

QUOTE

1	Base Prices

The Base Prices of the A319 Airframe, ***** A320 Airframe, ***** A321 Airframe, ***** (each, a “Base Price”) are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics in accordance with the provisions hereof.

UNQUOTE

4.	LETTER AGREEMENT NO. 3

Paragraph 3 of Letter Agreement No. 3 is deleted in its entirety and replaced with the following quoted text

QUOTE

3.	*****

UNQUOTE

5.	LETTER AGREEMENT NO. 7

Paragraph 8.1 of Letter Agreement No. 7 is deleted in its entirety and replaced with the following quoted text

QUOTE

*****

UNQUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

*****

6.	EFFECT OF AMENDMENT

6.1

The provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

6.2

Both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

7.	GOVERNING LAW

Without limiting the generality of Clause 6.2, the Parties hereby acknowledge and agree that this Amendment is subject to the governing law provisions set forth in Clause 22.6 of the Agreement.

8.	CONFIDENTIALITY

Without limiting the generality of Clause 6.2, the Parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

9.	ASSIGNMENT

Without limiting the generality of Clause 6.2, the Parties hereby acknowledge and agree that this Amendment is subject to the assignment and transfer provisions set forth in the Agreement.

10.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Christophe Mourey
Christophe Mourey
Senior Vice President Contracts

Republic Airways Holdings, Inc.

By:	/s/ Lars-Erik Arnell
Lars-Erik Arnell
SVP, Corporate Development

Privileged and Confidential